UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

NEXSTAR MEDIA GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2022, Nexstar Media Group, Inc. a Delaware Corporation (“Nexstar”), issued a press release announcing that Dennis Miller, a member of Nexstar’s Board of Directors (“Board”) since 2014, has stepped down from the Board effective immediately in connection with the closing of Nexstar’s acquisition of The CW Network, LLC (“The CW”). Nexstar has initiated a search for a new member of its Board.

Item 7.01 Regulation FD Disclosure.

On October 3, 2022, Nexstar announced that it has closed its previously announced acquisition of a 75% ownership interest in The CW from co-owners Warner Bros. Discovery (“WBD”) and Paramount Global (“Paramount”), who each retained a 12.5% ownership interest in The CW. Nexstar also announced that Dennis Miller has been named President of The CW, effective immediately, replacing Mark Pedowitz, who has served as a Chairman and Chief Executive Officer of The CW for the past 11 years. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Nexstar previously announced that the acquisition of the 75% ownership interest in The CW was for no consideration. The transaction provides that WBD and Paramount will continue to produce 12 original, scripted series for the network primarily to air during 2022 / 2023 broadcast season. Nexstar anticipates The CW will begin to generate profit by 2025 and the expected investment to profitability is in the low 9-figures.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, (i) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

99.1 Press Release dated October 3, 2022.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

Date:	October 3, 2022	By:	/s/ Lee Ann Gliha
		Name:	Lee Ann Gliha

Title:	Chief Financial Officer
(Principal Financial Officer)